UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22546

ClearBridge Energy MLP Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: February 28, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

FORM N-Q

FEBRUARY 28, 2015

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	February 28, 2015

SECURITY	SHARES/UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 145.3%
Diversified Energy Infrastructure - 45.1%
Energy Transfer Equity LP	1,160,570	$74,125,606
Energy Transfer Partners LP	704,787	41,920,731
Enterprise Products Partners LP	3,467,157	115,595,014
Genesis Energy LP	767,400	35,300,400
ONEOK Partners LP	733,380	30,647,950
Plains GP Holdings LP, Class A Shares	416,150	11,918,536
Regency Energy Partners LP	1,157,930	28,241,913

Total Diversified Energy Infrastructure		337,750,150

Energy - 1.9%
PBF Logistics LP	575,000	14,053,000

Gathering/Processing - 34.7%
Antero Midstream Partners LP	438,000	11,388,000
Crestwood Midstream Partners LP	1,024,350	15,344,763
DCP Midstream Partners LP	1,071,529	42,646,854
Enable Midstream Partners LP	352,480	6,344,640
EnLink Midstream Partners LP	904,250	24,288,155
MarkWest Energy Partners LP	1,064,080	69,111,996
NGL Energy Partners LP	384,100	11,722,732
Rice Midstream Partners LP	585,000	8,658,000
Southcross Energy Partners LP	150,000	1,900,500
Targa Resources Partners LP	1,158,420	50,761,965
Western Gas Partners LP	257,040	17,884,843

Total Gathering/Processing		260,052,448

General Partner - 0.3%
Crestwood Equity Partners LP	393,990	2,497,897

Liquids Transportation & Storage - 40.8%
Buckeye Partners LP	672,276	52,262,736
Delek Logistics Partners LP	328,530	13,725,983
Enbridge Energy Partners LP	1,276,394	50,021,881
Global Partners LP	203,670	8,095,883
Holly Energy Partners LP	321,110	10,676,907
Magellan Midstream Partners LP	781,840	64,267,248
Plains All American Pipeline LP	1,178,720	58,806,341
Sunoco Logistics Partners LP	472,210	20,881,126
Tesoro Logistics LP	176,490	10,134,056
TransMontaigne Partners LP	177,090	6,302,633
World Point Terminals LP	501,400	10,017,972

Total Liquids Transportation & Storage		305,192,766

Natural Gas Transportation & Storage - 8.8%
TC Pipelines LP	230,630	15,216,968
Williams Partners LP	997,767	51,025,804

Total Natural Gas Transportation & Storage		66,242,772

Oil/Refined Products - 6.5%
JP Energy Partners LP	428,000	6,218,840
Rose Rock Midstream LP	684,519	31,747,991
Sunoco LP	201,046	10,369,953

Total Oil/Refined Products		48,336,784

See Notes to Schedule of Investments.

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2015

SECURITY	SHARES/UNITS	VALUE
Petrochemicals - 0.1%
Westlake Chemical Partners LP	23,940	$638,959

Propane - 1.7%
AmeriGas Partners LP	250,690	12,341,469

Refining - 0.6%
Western Refining Logistics LP	157,115	4,686,740

Shipping - 4.8%
KNOT Offshore Partners LP	330,971	7,430,299
Teekay LNG Partners LP	113,870	4,218,883
Teekay Offshore Partners LP	1,111,252	24,380,869

Total Shipping		36,030,051

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $666,875,465)		1,087,823,036

	SHARES
COMMON STOCKS - 12.4%
ENERGY - 12.4%
Oil, Gas & Consumable Fuels - 12.4%
Kinder Morgan Inc.	1,931,383	79,206,017
Williams Cos. Inc.	275,760	13,523,270

TOTAL COMMON STOCKS (Cost - $64,991,407)		92,729,287

TOTAL INVESTMENTS** - 157.7% (Cost - $731,866,872#)		1,180,552,323
Liabilities in Excess of Other Assets - (57.7)%		(431,756,793)

TOTAL NET ASSETS - 100.0%		$748,795,530

**	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

#	Aggregate cost for federal income tax purposes is substantially the same.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Energy MLP Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on April 5, 2011 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Notes to Schedule of Investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Master limited partnerships	$1,087,823,036	—	—	$1,087,823,036
Common stocks	92,729,287	—	—	92,729,287

Total investments	$1,180,552,323	—	—	$1,180,552,323

†	See Schedule of Investments for additional detailed categorizations.

2. Investments

At February 28, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$464,388,524
Gross unrealized depreciation	(15,703,073)

Net unrealized appreciation	$448,685,451

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ClearBridge Energy MLP Opportunity Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 15, 2015